UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2010

Blue Earth Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-140438	26-1909139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13511 Granville Ave , Clermont, FL	34711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  352-729-0150
___________________________________________________ (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Blue Earth Solutions, Inc. is referred to herein as “we”, “our” or “us”

SECTION 8 – Other Events

Item  8.01

Other Events

Background

In accordance with the terms of an August 15, 2008 promissory note (the “Note”) between the JEC Family LP, a Nevada family limited partnership controlled by James Cohen, Sr. (the “Lender”) and Blue Earth Solutions, Florida, Inc., our wholly owned subsidiary (the “Borrower”), the Lender has lent the Borrower various sums of money.  As of April 6, 2010 (the date of the Financing Statement as indicated below), the Borrower owed the Lender $715,432.   The Note carries an 8% interest rate.  Collateral upon the Note is the building we own at 13511 Granville Avenue, Clermont, Florida 34711 (the “Clermont Building”)

Filing of UCC Notice
On April 6, 2010, the Lender, as a secured party, filed a State of Florida Uniform Code Financing Form (the “Financing Statement”) against the Borrower.   The Financing Statement covers the following collateral as it pertains to the Clermont Building:

“Accounts receivable, inventory, fixtures, furniture, equipment and general intangibles whether any of the foregoing is owned now or acquired later.”

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Earth Solutions, Inc.

April 21, 2010	By:	/s/ Patricia Cohen
Patricia Cohen
Chief Executive Officer